UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2020
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100
_____________________
(Former name or former address, if changed since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	APTS	NYSE
Securities registered pursuant to Section 12(g) of the Act:
Title of each class
Series A Redeemable Preferred Stock, par value $0.01 per share
Warrant to Purchase Common Stock, par value $0.01 per share
Series M Redeemable Preferred Stock, par value $0.01 per share
Series A1 Redeemable Preferred Stock, par value $0.01 per share
Series M1 Redeemable Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 7, 2020 the Company held its Annual Meeting in Atlanta, Georgia for the purpose of: (i) electing eight directors to serve on the Board until the 2021 Annual Meeting of Stockholders; (ii) approve the Articles of Amendment to the Company's charter; (iii) taking an advisory vote on the compensation of our named executive officers; and (iv) ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  As of the record date, March 13, 2020, there were 47,582,966 shares of Common Stock entitled to vote at the Annual Meeting. Represented at the meeting in person or by proxy were 40,442,065 shares of Common Stock representing approximately 84.99% of the total shares of Common Stock entitled to vote at the meeting.
(1)    The following ten persons were elected directors of the Company:

Nominee	For	Against	Abstain	Broker Non-Votes
Steve Bartkowski	19,285,048	3,298,673	243,705	17,614,639
John M. Cannon	22,213,699	364,103	249,624	17,614,639
Gary B. Coursey	19,291,434	3,304,687	231,305	17,614,639
Daniel M. DuPree	21,806,272	793,564	227,590	17,614,639
Sara J. Finley	21,757,988	947,136	122,302	17,614,639
Howard A. McLure	22,235,282	351,415	240,729	17,614,639
Joel T. Murphy	22,266,384	323,620	237,422	17,614,639
Timothy A. Peterson	22,280,090	306,109	241,227	17,614,639

(2)	The Charter Amendment did not pass for failure to reach a vote of two thirds of the Company's outstanding shares, or 31,721,978 shares, for the proposal:

For	22,250,319
Against	386,220
Abstain	19,087
Broker Non-Votes	17,614,639

(3)	Advisory vote on the Company's named executive officer compensation:

For	14,598,646
Against	7,376,541
Abstain	852,239
Broker Non-Votes	17,614,639

(4)    The stockholders ratified PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2020:

For	39,368,500
Against	966,007
Abstain	107,558
Further information regarding these proposals is set forth in the Company’s Proxy Statement, as modified or supplemented.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: May 7, 2020	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary